SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 18, 2009

Ford Credit Auto Owner Trust 2009-E
(Issuer of the notes)

Ford Credit Auto Receivables Two LLC
(Depositor)

Ford Motor Credit Company LLC
(Exact name of Sponsor as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

333-143316-10	26-6621216
(Commission File Number)	(IRS Employer Identification No.)

c/o Ford Credit SPE Management Office c/o Ford Motor Credit Company LLC Suite 2407, 211-044 One American Road
Dearborn, Michigan	48126
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  313-594-3495

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

In connection with the issuance by Ford Credit Auto Owner Trust 2009-E (the "Trust") of the asset backed securities (the "Notes") described in the Prospectus Supplement, dated November 18, 2009, and the Prospectus, dated November 16, 2009, which were filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(2) by Ford Credit Auto Receivables Two LLC, as registrant (the "Registrant"), the Registrant has entered into the agreement(s) listed in Item 9.01(d) below.  This Current Report on Form 8-K is being filed in connection with the execution of such agreement(s) to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes.

Item 9.01.                      Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits:

Exhibit No.	Description
Exhibit 1.1.	Underwriting Agreement, dated November 18, 2009, among the Registrant, Ford Motor Credit Company LLC and Barclays Capital Inc., J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD CREDIT AUTO OWNER TRUST 2009-E
By:	FORD MOTOR CREDIT COMPANY LLC,
as Servicer
By:	/s/Susan J. Thomas
	Name:	Susan J. Thomas
	Title:	Secretary

Dated:  November 20, 2009

EXHIBIT INDEX

Exhibit No.	Description
1.1.	Underwriting Agreement, dated November 18, 2009, among the Registrant, Ford Motor Credit Company LLC and Barclays Capital Inc., J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated.